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	CENTEX HOME EQUITY LOAN TRUST 2005-B
	01/31/05 ACTUAL BALANCES

Fixed/Arm:	ARM

Total Current Balance:	26,688,841
Total Original Balance:	26,689,197

Number Of Loans:	120

			Minimum	Maximum
Average Current Balance:	$222,407.00		$60,000.00	$499,419.00
Average Original Balance:	$222,409.98		$60,000.00	$499,419.00
Average Appraisal Value:	$268,754.52		$75,000.00	$624,274.00
Average Purchase Price:	$264,878.01		$75,000.00	$624,274.00
Average Collateral Value:	$264,731.67		$75,000.00	$624,274.00

Weighted Average Gross Coupon:	6.397%		5.500	8.600%

Weighted Average Gross Margin:	5.570%		4.400	7.950%
Weighted Average Initial Rate Cap:	3.000%		3.000	3.000%
Weighted Average Period Rate Cap:	1.500%		1.500	1.500%
Weighted Average Minimum Rate:	6.397%		5.500	8.600%
Weighted Average Maximum Rate:	13.397%		12.500	15.600%

Weighted Average Initial Reset Frequency:	27	months	24	36	months
Weighted Average Reset Frequency:	6	months	6	6	months
Weighted Average Next Reset:	26.35	months	22.00	36.00	months

Weighted Average Combined Orig Ltv:	84.30%		80.00	90.00%
Weighted Average Combined Orig Ltv w ss:	99.83%		90.00	102.99%

Weighted Average Fico Score:	643		553	798

Weighted Average Back-End Ratio:	44.23%		20.45	55.48%

Weighted Average Orig Amort Term:	360.00	months	360.00	360.00	months
Weighted Average Original Term:	360.00	months	360.00	360.00	months
Weighted Average Remaining Term:	359.37	months	358.00	360.00	months
Weighted Average Seasoning:	0.63	months	0.00	2.00	months

Weighted Average Prepay Term:	28.56	months	0.00	36.00	months

Top State Concentrations ($):	26.99 % California, 14.74 % Florida, 12.08 % Nevada
Maximum Zip Code Concentration ($):	6.22% 95648 (Lincoln, CA)

First Pay Date:			Dec 01, 2004	Mar 01, 2005
Paid To Date:			Dec 13, 2004	Jan 31, 2005
Mature Date:			Nov 01, 2034	Feb 01, 2035
1St Rate Adj Date:			Nov 01, 2006	Feb 01, 2008
Next Rate Adj Date:			Nov 01, 2006	Feb 01, 2008

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 ARM I/O	81	20,066,840.08	75.19
3/27 ARM I/O	39	6,622,000.46	24.81
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	81	20,066,840.08	75.19
3/27 6 Mo LIBOR ARM	39	6,622,000.46	24.81
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Silent Second	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60,000 - 100,000	11	892,536.77	3.34
100,001 - 150,000	26	3,272,205.26	12.26
150,001 - 200,000	20	3,385,871.12	12.69
200,001 - 250,000	16	3,567,080.00	13.37
250,001 - 300,000	17	4,738,856.00	17.76
300,001 - 350,000	17	5,512,444.39	20.65
350,001 - 400,000	6	2,226,976.00	8.34
400,001 - 450,000	5	2,129,527.00	7.98
450,001 - 499,419	2	963,344.00	3.61
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60,000 - 100,000	11	892,536.77	3.34
100,001 - 150,000	26	3,272,205.26	12.26
150,001 - 200,000	20	3,385,871.12	12.69
200,001 - 250,000	16	3,567,080.00	13.37
250,001 - 300,000	17	4,738,856.00	17.76
300,001 - 350,000	17	5,512,444.39	20.65
350,001 - 400,000	6	2,226,976.00	8.34
400,001 - 450,000	5	2,129,527.00	7.98
450,001 - 499,419	2	963,344.00	3.61
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.500 - 5.500	4	1,034,486.00	3.88
5.501 - 6.000	29	7,182,501.52	26.91
6.001 - 6.500	40	9,553,332.85	35.80
6.501 - 7.000	27	5,423,465.31	20.32
7.001 - 7.500	12	2,212,313.77	8.29
7.501 - 8.000	5	805,815.09	3.02
8.001 - 8.500	2	325,726.00	1.22
8.501 - 8.600	1	151,200.00	0.57
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.400 - 5.000	22	5,763,347.05	21.59
5.001 - 6.000	68	14,855,804.32	55.66
6.001 - 7.000	26	5,419,985.17	20.31
7.001 - 7.950	4	649,704.00	2.43
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.500 - 6.000	33	8,216,987.52	30.79
6.001 - 7.000	67	14,976,798.16	56.12
7.001 - 8.000	17	3,018,128.86	11.31
8.001 - 8.600	3	476,926.00	1.79
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.500 - 13.000	33	8,216,987.52	30.79
13.001 - 14.000	67	14,976,798.16	56.12
14.001 - 15.000	17	3,018,128.86	11.31
15.001 - 15.600	3	476,926.00	1.79
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.000	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.500	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	63	14,128,662.90	52.94
1 - 2	57	12,560,177.64	47.06
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
80.00 - 80.00	73	14,972,332.46	56.10
80.01 - 85.00	2	413,417.00	1.55
85.01 - 90.00	45	11,303,091.08	42.35
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
20.45 - 25.00	2	387,828.00	1.45
25.01 - 30.00	4	982,258.55	3.68
30.01 - 35.00	8	1,734,625.55	6.50
35.01 - 40.00	15	3,649,393.00	13.67
40.01 - 45.00	25	5,260,186.79	19.71
45.01 - 50.00	40	8,077,865.79	30.27
50.01 - 55.00	24	6,336,194.86	23.74
55.01 - 55.48	2	260,488.00	0.98
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
553 - 575	1	286,200.00	1.07
576 - 600	15	3,119,158.00	11.69
601 - 625	31	6,516,926.91	24.42
626 - 650	27	6,065,778.99	22.73
651 - 675	22	5,873,411.61	22.01
676 - 700	15	2,990,146.55	11.20
701 - 725	5	997,827.48	3.74
726 - 750	2	359,108.00	1.35
776 - 798	2	480,283.00	1.80
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	68	14,162,007.94	53.06
No Prepayment Penalty	52	12,526,832.60	46.94
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	52	12,526,832.60	46.94
12	3	929,772.00	3.48
24	29	6,915,478.57	25.91
36	36	6,316,757.37	23.67
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
PUD	64	15,536,221.90	58.21
Single Family	47	9,645,093.09	36.14
Condominium	8	1,275,925.55	4.78
Townhouse	1	231,600.00	0.87
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Y	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
24	2	337,293.48	1.26
60	118	26,351,547.06	98.74
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	120	26,688,840.54	100.00
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	112	24,434,229.54	91.55
Stated Documentation	8	2,254,611.00	8.45
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	118	26,247,562.45	98.35
B	2	441,278.09	1.65
Total	120	26,688,840.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	14	2,673,022.77	10.02
California	20	7,203,194.44	26.99
Colorado	5	1,139,559.05	4.27
Florida	20	3,933,886.86	14.74
Georgia	5	962,769.40	3.61
Illinois	1	214,024.00	0.80
Maryland	3	932,911.00	3.50
Michigan	2	299,856.00	1.12
Minnesota	1	151,200.00	0.57
Nevada	12	3,224,459.03	12.08
New Mexico	2	376,410.00	1.41
North Carolina	7	1,324,457.00	4.96
Ohio	4	728,182.00	2.73
Oregon	1	177,600.00	0.67
South Carolina	2	299,124.00	1.12
Tennessee	1	277,600.00	1.04
Texas	12	1,625,196.99	6.09
Utah	4	587,388.00	2.20
Virginia	1	198,400.00	0.74
Washington	3	359,600.00	1.35
Total	120	26,688,840.54	100.00